EXHIBIT 10.4

                    WERNER ENTERPRISES, INC.
              NAMED EXECUTIVE OFFICER COMPENSATION


      On November 30, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved increases to the base salaries for certain of the Company's named executive officers. The following base salaries are effective as of December 8, 2006, except for Mr. Gregory L. Werner, whose base salary was changed effective February 9, 2007, as disclosed on the Company's previously filed Form 8-K dated February 9, 2007:


                                                                     Base
      Name                            Title                         Salary
------------------     -------------------------------------       --------
Clarence L. Werner     Chairman of the Board                       $715,000
Gary L. Werner         Vice Chairman                               $355,000
Gregory L. Werner      President and Chief Executive Officer       $720,000
Daniel H. Cushman      Senior Executive Vice President and
                       Chief Marketing Officer                     $310,270
Derek J. Leathers      Senior Executive Vice President -
                       Value Added Services, International         $269,003
John J. Steele         Executive Vice President, Treasurer
                       and Chief Financial Officer                 $210,000



      The   Committee   also  approved   the   following   annual
discretionary bonuses for the Company's named executive officers that were paid on December 4, 2006:


      Name                            Title                         Bonus
------------------     -------------------------------------       --------
Clarence L. Werner     Chairman of the Board                       $350,000
Gary L. Werner         Vice Chairman                               $230,000
Gregory L. Werner      President and Chief Executive Officer       $350,000
Daniel H. Cushman      Senior Executive Vice President and
                       Chief Marketing Officer                     $245,000
Derek J. Leathers      Senior Executive Vice President -
                       Value Added Services, International         $230,000
John J. Steele         Executive Vice President, Treasurer
                       and Chief Financial Officer                  $80,000
